                                                                   EXHIBIT 10.46


 . BRANCH:  DALLAS-IRVING BLVD.         . Build-out Amortization Yes___ No  x
         -----------------------------                                   -----
                                       . Expenses/Responsibility:
 . PROPERTY ADDRESS:                      (Lessor=L - Stationers=S)
           Irving Blvd., Dallas, TX                        Amount          L/S
  ------------------------------------               --------------------- ---
                                                     Per month   Per year
 . LESSOR:  Central East Dallas           Electric    $   54.06   $  648.72   L
          ----------------------------                ---------   --------  ---
  Development Limited Partnership        Water       $  115.49   $1,385.88   L
  ------------------------------------                ---------   --------  ---
  Address  1499 Regal Row, Suite 302     Gas         $_________   ________  ___
          ----------------------------
           Dallas, Texas 75247           Janitor     $_________  $________  ___
  ------------------------------------
  Phone 214/630-6500 Fax 214/951-7326    Maintenance $   71.75   $  861.00   L
        ------------     -------------                ---------   --------  ---
                                         Waste Mgt.  $_________  $________  ___
 . BROKER:  RICHARD CROW/                 Security    $_________  $________  ___
          ----------------------------
           TRAMMELL CROW                 Spur track  $_________  $________  ___
  ------------------------------------
  Address  1499 Regal Row, Suite 302     Landscaping $   85.51   $1,026.12   L
          ----------------------------                ---------   --------  ---
           Dallas, Texas 75247           Tax escrow  $1,780.06   $21,370.72  L
  ------------------------------------                ---------   --------- ---
  Phone 214/630-6500 Fax 214/951-7326    Insurance   $   69.79   $   837.48  L
        ------------     -------------                ---------   --------- ---
 . Office Park?      Yes   x  No ______ . Estimated Expenses
                        -----
 . Multi-tenant Bldg.Yes _____No   x       Collected each mo. Yes  x   No ______
                                ------                          -----
 . Square Feet - Warehouse ____________ . Landlord expense cap. Yes ___ No  x
                                                                         ------
            - Office   _______________              Amount: $________________
            - Total     60,575 sq.ft.  . Repairs/Responsibility:
                       ---------------
 . Lease Effective Date-Ten (10) years     (Lessor=L - Stationers=S)
                       ---------------
  after lease effective date.                                        L      S
  ------------------------------------                             -----  -----
 . Option to Renew - Yes ____ No   x       Roof____________________   x    _____
                                ------                             -----
  - Notice Requirement                    Foundation______________   x    _____
                                                                   -----
 . Original Lease  - Yes   x  No ______    Structure_______________   x    _____
                        -----                                      -----
 . Extended/Amended Yes ____ No   x       Common Areas____________ _____  _____
                               -------
 . Lease expiration date-Lse. Effective    Paving/Parking__________ _____  _____
                        --------------
  Upon Landlord's notice of sub-          Grounds_________________ _____  _____
  ------------------------------------
  stantial completion                     Spur track______________ _____  _____
  ------------------------------------
 . Notice/vacate req'd? Yes ____ No x      Terms:_______________________________
                                  ----
                Date: ________________    _____________________________________
 . Security Deposit?  Yes _____ No  x      _____________________________________
                                 -----
    - Amount $________________________    _____________________________________
 . Current Rent Amount                     _____________________________________
    $ 14,110.36   /mo $ 169,324.32/yr.    _____________________________________
     -------------     -----------
    $    2.795     /per sq.ft./per yr. . Insurance Expenses
     --------------
 . Future Rent Escalations:                (Lessor=L - Stationers=S)
   Begin   End    Amt. of   Rent                                     L      S
                                                                   -----  -----
   Date   Date    Month     Year          Fire_________________      x    _____
  ------ ------  -------   ------                                  -----
  _____________ $14,110.36 $169,324.32    Property_____________      x    _____
                 ---------  ----------                             -----
  _____________ $14,601.82 $175,221.84    Contents_____________    _____    x
                 ---------  ----------                                    -----
  _____________ $15,093.27 $181,119.24    Workers Comp.________    _____    x
                 ---------  ----------                                    -----
  _____________ $15,584.73 $187,016.76    General Liability____    _____    x
                 ---------  ----------                                    -----
  _____________ $16,125.33 $193,503.96 . Hold Harmless Agreement?
                 ---------  ----------
  _____________ $17,465.79 $209,589.48                       Yes   x   No ____
                 ---------  ----------                           -----
  _____________ $_________ $__________ . Lease Assignability?
 . Relocation Clause? Yes  x   No ____     Lessor_____________ Yes   x   No ____
                        -----                                     -----
  Terms: If Lessee executed a Lease       Stationers_________ Yes   x   No
        -----------------------------                             -----    ____
    Agreement for at least 200,000     . Comments: With Lessor's Prior
  -----------------------------------             -----------------------------
    square feet.                                   written consent.
  -----------------------------------    --------------------------------------
  ___________________________________    ______________________________________
  ___________________________________    ______________________________________
 . Right of 1st refusal Yes ___ No x      ______________________________________
                                 ----
  Terms:                                 ______________________________________
  ___________________________________

AMENDMENT to be attached to and form a part of lease (which together with any amendments, modifications and extensions thereof is hereinafter called the Lease), made the 7th day of November 1988

                                    Between

              CENTRAL EAST DALLAS DEVELOPMENT LIMITED PARTNERSHIP

                                   as Lessor

                                      and

                     STATIONERS DISTRIBUTING COMPANY, INC.

                                   as Lessee

                        covering the premises known as

                                 Irving Blvd.

                                 Dallas, Texas

WITNESSETH that the Lease is hereby amended to include an additional 1,600 square feet of space. The total square footage shall increase from 58,975 square feet to 60,575 square feet. Landlord and Tenant shall comply with all the provisions of the covenants and agreements contained in the original Lease Agreement, except that the monthly rental as defined in Paragraph 2-A during the lease term shall be as follows:

                Months  1 - 12     $14,110.36
                Months 13 - 24     $14,601.82
                Months 25 - 36     $15,093.27
                Months 37 - 48     $15,584.73
                Months 49 - 60     $16,125.33
                Months 61 - 120    $17,465.79

IN WITNESS WHEREOF, the parties hereto have signed and sealed this amendment this 12 day of January , 1989.
    ----       ---------

Witness:                            CENTRAL EAST DALLAS DEVELOPMENT
                                    LIMITED PARTNERSHIP
                                    (BY: CROW CENTRAL DALLAS #1, INC.)
                                        Lessor

[SIGNATURE NOT LEGIBLE]             By: /s/ J. Marc Myers
- -------------------------------         -------------------------------
                                            J. Marc Myers,
                                            President

Witness:                        STATIONERS DISTRIBUTING COMPANY, INC.
                                           Lessee


/s/ John Bryant                     By: [SIGNATURE NOT LEGIBLE]
- -------------------------------         -------------------------------

STANDARD INDUSTRIAL LEASE AGREEMENT      60,575 square feet
                                        -----------------------------------
TRAMMELL CROW COMPANY                           Irving Blvd.
                                        -----------------------------------
COMMERCIAL 86-MOD NE                     Dallas, Texas
                                        -----------------------------------
                                        ___________________________________

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by and between CENTRAL EAST DALLAS DEVELOPMENT LIMITED PARTNERSHIP hereinafter referred to as "Lessor", and STATIONERS DISTRIBUTING COMPANY, INC. hereinafter referred to as "Lessee";


                                  WITNESSETH:

     1. PREMISES AND TERM. In consideration of the mutual obligations of Lessor and Lessee set forth herein, Lessor leases to Lessee, and Lessee hereby takes from Lessor the Premises situated within the County of Dallas, State of Texas, more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference, (the "Premises"), together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Lease. The term of this Lease shall commence on the commencement date hereinafter set forth and shall end on the last day of the month that is one hundred twenty (120) months after the commencement date.

     B. BUILDING TO BE CONSTRUCTED OR SHELL SPACE. If the Premises or part thereof are to be constructed, the commencement date shall be deemed to be the date upon which the Premises and other improvements to be erected in accordance with the plans and specifications described on Exhibit "B" attached hereto and incorporated herein by reference (the "Plans") have been substantially completed plus fifteen (15) days after notice of substantial completion has been received by Lessee. As used herein, the term "substantially completed" shall mean, that in the opinion of the architect or space planner that prepared the Plans, such improvements have been completed in accordance with the Plans and the Premises are in good and satisfactory condition, subject only to completion of minor punch list items. As soon as such improvements have been substantially completed, Lessor shall notify Lessee in writing that the commencement date will occur. Within ten (10) days thereafter, Lessee shall submit to Lessor in writing a punch list of items needing completion or correction. Lessor shall use its best efforts to complete such items within thirty (30) days after the receipt of such notice. Delays in construction of such improvements caused by Lessee, its employees, agents or contractors shall not cause the commencement date to be extended beyond the date set forth above. Lessee may begin move-in at the time of substantial completion. See Rider One, Para. 30.

     2.  BASE RENT, SECURITY DEPOSIT AND ESCROW PAYMENTS.

     A. Lessee agrees to pay to Lessor rent for the Premises, in advance, without demand, deduction or set off, at the rate of SEE RIDER ONE Dollars ($____________) per month during the term hereof. One such monthly installment, plus the other monthly charges set forth in Paragraph 2C below shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date, except that all payments due hereunder for any fractional calendar month shall be prorated.

     B.  In addition, Lessee agrees to deposit with Lessor on the date hereof
the sum of   None                Dollars ($ ______________), which shall be held
          -----------------------
by Lessor, without obligation for interest, as security for the performance of Lessee's obligations under this lease, it being expressly understood and agreed that this deposit is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. Upon each occurrence of an event of default, Lessor may use all or part of the deposit to pay past due rent or other payments due Lessor under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Lessee shall pay Lessor the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Lessor, but any remaining balance of such deposit shall be returned by Lessor to Lessee when Lessee's obligations under this Lease have been fulfilled .

     C. Lessee agrees to pay its proportionate share (as defined in Paragraph 22B below) of (i) Taxes (hereinafter defined) payable by Lessor pursuant to Paragraph 3A below, (ii) the cost of utilities payable pursuant to Paragraph 8 below, (iii) the cost of maintaining insurance pursuant to Paragraph 9 below and
(iv) the cost of any maintenance performed by Lessor in accordance with Paragraph 4B below. During each month of the term of this Lease, on the same day that rent is due hereunder, Lessee shall escrow with Lessor an amount equal to 1/12 of the estimated annual cost of its proportionate share of such items. Lessee authorizes Lessor to use the funds deposited with Lessor under this Paragraph 2C to pay such costs. The initial monthly escrow payments are based upon the estimated amounts for the year in question, and shall be increased or decreased annually to reflect the projected actual cost of all such items. If the Lessee's total escrow payments are less than Lessee's actual proportionate share of all such items, Lessee shall pay the difference to Lessor within thirty
(30) days after demand. If the total escrow payments of Lessee are more than Lessee's actual proportionate share of all such items, Lessor shall refund such excess within thirty (30) days. The amount of the monthly rental and the initial monthly escrow payments are as follows:


         (1)  Base Rent as set forth in Paragraph 2A..........................   $ SEE RIDER ONE
                                                                                 --------------
         (2)  Tax Escrow Payment..............................................   $  1780.06
                                                                                 --------------
         (3)  Insurance Escrow Payment........................................   $    69.79
                                                                                 --------------
         (4)  Utility charge (Water 115.49) (Elec. 54.06).....................   $   169.55
                                                                                 --------------
         (5)  Maintenance charge..............................................   $    71.75
                                                                                 --------------
         (6)  Other (Landscaping).............................................   $    85.51
                                                                                 --------------
                Monthly Payment Total.........................................   $ ------------
                                                                                 ==============

     3.  TAXES.

     A. Lessor agrees to pay all taxes, assessments and governmental charges of any kind and nature and all assessments due to deed restrictions and/or owner or community associations (collectively referred to herein as "Taxes") that accrue against the Premises, and/or the land and/or improvements of which the Premises are a part. If at any time during the term of this Lease, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part, thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The Lessor shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Lessee agrees to pay its proportionate share of the cost of such consultant.

     B. Lessee shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Lessor or Lessor's property and (i) Lessor pays the same or (ii) the assessed value of Lessor's property is increased by inclusion of such personal property and fixtures and Lessor pays the increased taxes, then, upon demand Lessee shall pay to Lessor such taxes.

     4.  LESSOR'S REPAIRS.

     A. Lessor, at its own cost and expense, shall maintain the roof, foundation and the structural soundness of the exterior walls of the building of which the Premises are a part in good repair, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Lessee shall immediately give Lessor written notice of defect or need for repairs, after which Lessor shall have reasonable opportunity to repair same or cure such defect.

     B. Lessor reserves the right to perform the paving, common area and landscape replacement and maintenance, exterior painting, common sewage line plumbing and any other items that are otherwise Lessee's obligations under Paragraph 5A, in which event, Lessee shall be liable for its proportionate share of the cost and expense of such repair, replacement, maintenance and other such items.

     5.  LESSEE'S REPAIRS.

     A. Lessee, at its own cost and expense, shall (i) maintain all parts of the Premises and grounds surrounding the Premises (except those for which Lessor is expressly responsible hereunder) in good condition, (ii) promptly make all necessary repairs and replacements, (iii) keep the parking areas, driveways and alleys surrounding the Premises in a clean and sanitary condition, and (iv) maintain any spur track servicing the Premises. Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the Premises if requested by the railroad company. Lessor shall have the right to coordinate all repairs and maintenance of any rail tracks serving or intended to serve the Premises and, if Lessee uses such rail tracks, Lessee shall reimburse Lessor from time to time, upon demand, for its proportionate share of the costs of such repairs and maintenance and any other sums specified in any agreement respecting such tracks to which Lessor is a party.

     B. Lessee and its employees, customers and licensees shall have the exclusive rights to use any parking areas that have been designated for such use by Lessor in writing, subject to rights of ingress and egress of other lessees. Lessor shall not be responsible for enforcing Lessee's parking rights against any third parties. Lessee agrees not to use more spaces than so provided.

     C. Lessee, at its own cost and expense, shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Lessor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The service contract must include all services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective within thirty (30) days of the date Lessee takes possession of the Premises.

     6. ALTERATIONS. Lessee shall not make any alterations, additions or improvements to the Premises without the prior written consent of Lessor. Lessee, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures as it desires provided that (a) such items do not alter the basic character of the Premises or the building and/or improvements of which the Premises are a part; (b) such items do not overload or damage the same; (c) such items may be removed without material injury to the Premises; and (d) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Lessor's specifications and requirements. All alterations, additions, improvements and partitions erected by Lessee shall be and remain the property of Lessee during the term of this Lease. All shelves, bins, machinery and trade fixtures installed by Lessee shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Lessee shall restore the Premises to their original condition. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the buildings and other improvements situated on the Premises or of which the Premises are a part.

     7. SIGNS. Any signage Lessee desires for the Premises shall be subject to Lessor's written approval. Lessee shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage. Lessee shall not, (i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Lessor's prior written consent. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Lessor. See Rider One, Para 31.

     8. UTILITIES. Lessor agrees to provide water and electricity service to the Premises. Lessee shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Lessee's use of the Premises, and any maintenance charges for utilities. Lessor shall have the right to cause any of said services to be separately metered to Lessee, at Lessee's expense. Lessee shall pay its pro rata share, as reasonably determined by Lessor, of all charges for jointly metered utilities. Lessor shall not be liable for any interruption or failure of utility service on the Premises, unless due to Lessor's negligence.

     9.  INSURANCE.

     A. Lessor shall maintain insurance covering the buildings situated on the Premises or of which the Premises are a part in an amount not less than eighty percent (80%) of the "replacement cost" thereof insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief. Lessee shall maintain insurance on Lessee's improvements to the Premises and all contents of the Premises.

     B. Lessee, at its own expense, shall maintain during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall (i) name Lessor as an additional insured and insure Lessor contingent liability under this Lease (except for the worker's compensation policy, which instead shall include waiver of subrogation endorsement in favor of Lessor), (ii) be issued by an insurance company which is acceptable to Lessor, and (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Lessor. Said policy or policies or certificates thereof shall be delivered to Lessor by Lessee upon commencement of the term of the Lease and upon each renewal of said insurance.

     C. Lessee will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Premises or the building of which the Premises are a part is caused by Lessee's use of the Premises, or because Lessee vacates the Premises, then Lessee shall pay the amount of such increase to Lessor.

     10. FIRE AND CASUALTY DAMAGE.

     A. If the Premises or the building of which the Premises are a part should be damaged or destroyed by fire or other peril, Lessee immediately shall give written notice to Lessor. If the buildings situated upon the Premises or of which the Premises are a part should be totally destroyed by any peril covered by the insurance to be provided by Lessor under Paragraph 9A above, or if they should be so damaged thereby that, in Lessor's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     B. If the buildings situated upon the Premises or of which the Premises are a part, should be damaged by any peril covered by the insurance to be provided by Lessor under Paragraph 9A above, and in Lessor's estimation, rebuilding or repairs can be substantially completed within one hundred eighty
(180) days after the date of such damage, this Lease shall not terminate, and Lessor shall restore the Premises to substantially its previous condition, except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in, or about the Premises or for the benefit of, or by or for Lessee.*If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage, Lessee, as Lessee's exclusive remedy, may terminate this Lease by delivering written notice of termination to Lessor in which event the rights and obligations hereunder shall cease and terminate. *See Rider One, Para 32.

     C. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     D. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, or personal property (building contents) within the building and/or Premises, for any reason regardless of cause or origin. Each party to this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and if necessary, to have the insurance policies properly endorsed.

     11. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that Lessee has released, Lessor shall hold Lessee harmless and defend Lessee against any and all claims or liability for any injury or damage to any person in, on or about the Premises or any part thereof and/or the building of which the Premises are a part, when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessor, its agents, servants and employees. Except for any claims, rights of recovery and causes of action that Lessor has released, Lessee shall hold Lessor harmless from and defend Lessor against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof and/or of the building of which the Premises are a part, including without limitation elevators, stairways, passageways or hallways, the use of which Lessee may have in accordance with this Lease, when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessee, its agents, servants, employees, or invitees (ii) arising from the conduct of management of any work done by the Lessee in or about the Premises,
(iii) arising from transactions of the Lessee, and (iv) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provisions of this Paragraph 11 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

     12. USE. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Lessee and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Lessor's prior written consent. Lessee shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Lessee's sole expense. Lessee shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interefere with, or endanger Lessor or any other lessees of the building in which the Premises are a part.

     13. INSPECTION. Lessor and Lessor's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. During the period that is six (6) months prior to the end of the Lease term, upon telephonic notice to Lessee, Lessor and Lessor's representatives may enter the Premises during business hours for the purpose of showing the Premises. In addition, Lessor shall have the right to erect a suitable sign on the Premises stating the Premises are available. Lessee shall notify Lessor in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Lessor for a joint inspection of the Premises prior to vacating. If Lessee fails to give such notice or to arrange for such inspection, then Lessor's inspection of the Premises shall be deemed correct for the purpose of determining Lessee's responsibility for repairs and restoration of the Premises.

     14. ASSIGNMENT AND SUBLETTING.

     A. Lessee shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Lessor which shall not be unreasonably withheld. Any attempted assignment, subletting, transfer or encumbrance by Lessee in violation of the terms and covenants of this Paragraph shall be void. Notwithstanding the foregoing,

Lessee shall have the right to assign this Lease to any affiliate (as such term is defined in the Securities Act of 1933) provided that such assignment is in form satisfactory to Lessor. Any assignee, sublessee or transferee of Lessee's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferees"), by assuming Lessee's obligations hereunder, shall assume liability to Lessor for all amounts paid to persons other than Lessor by such Transferees in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Lessor or not or permitted hereunder shall relieve Lessee of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Lessor, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Lessee and apply such rent against any sums due Lessor hereunder. No such collection shall be construed to constitute a novation or a release of Lessee from the further performance of Lessee's obligations hereunder.

     B. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et. seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

     C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Lessor an instrument confirming such assumption.

     15. CONDEMNATION. If more than twenty-five (25%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Lessee, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than twenty five (25%) of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Lessor and Lessee hereby assigns any interest in any such award to Lessor; provided, however, Lessor shall have no interest in any award made to Lessee for loss of business or goodwill or for the taking of Lessee's fixtures and improvements, if a separate award for such items is made to Lessee.

     16. HOLDING OVER. At the termination of this Lesse by its expiration or otherwise, Lessee immediately shall deliver possession to Lessor with all repairs and maintenance required herein to be performed by Lessee completed. If, for any reason, Lessee retains possession of the Premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Lessor or Lessee at any time upon not less than ten (10) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Lessee shall pay Lessor from time to time, upon demand, as rental for the period of such possession, an amount equal to double the rent in effect on the termination date, computed on a daily basis for each day of such period. No holding over by Lessee, whether with or without consent of Lessor shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 16 shall not be construed as consent for Lessee to retain possession of the Premises in the absence of written consent thereto by Lessor.

     17. QUIET ENJOYMENT. Lessor covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. If this Lease is a sublease, then Lessee agrees to take the Premises subject to the provisions of the prior Leases. Lessor represents that it has the authority to enter into this Lease and that so long as Lessee pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Lessee shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Lessor, subject to the terms and provisions of this Lease.

     18. EVENTS OF DEFAULT. The following events (herein individually referred to as "event of default") each shall be deemed to be events of nonperformance by Lessee under this Lease:

         A. Lessee shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Lessor required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

         B. The Lessee or any guarantor of the Lessee's obligations hereunder shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph.

         C. Any case, proceeding or other action against the Lessee or any guarantor of the Lessee's obligations hereunder shall be commenced seeking
     (i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or (b) shall remain undismissed for a period of forty-five (45) days.

         D. Lessee shall (i) vacate all or a substantial portion of the Premises or (ii) fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Lessee is in default of the rental payments due under this Lease.

         E. Lessee shall fail to discharge any lien placed upon the Premises in violation of Paragraph 21 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

         F. Lessee shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 18), and shall not cure such failure within twenty (20) days after written notice thereof to Lessee.

     19. REMEDIES.

     A. Upon each occurrence of an event of default, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand:

         (1)  Terminate this Lease; and/or

         (2) Enter upon and take possession of the Premises without terminating this Lease; and/or

         (3) Alter all locks and other security devices at the Premises with or without terminating this Lease;

and in any such event Lessee immediately shall surrender the Premises to Lessor, and if Lessee fails so to do, Lessor, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor.

     B. If Lessor terminates this Lease, at Lessor's option, Lessee shall be liable for and shall pay to Lessor, the sum of all rental and other payments owed to Lessor hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to (1) the present value of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less
(2) the then present fair market rental value of the Premises for such period, which because of the difficulty of ascertaining such value, Lessor and Lessee stipulate and agree, shall in no event be deemed to exceed seventy-five percent (75%) of the rental amount set forth in Paragraph 2 above.

     C. If Lessor repossesses the Premises without terminating the Lease, Lessee, at Lessor's option, shall be liable for and shall pay Lessor on demand all rental and other payments owed to Lessor hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Lessee to Lessor until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts received by Lessor through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Lessee to Lessor under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of the Lease term.

     D. Upon an event of default, in addition to any sum provided to be paid herein, Lessee also shall be liable for and shall pay to Lessor (i) brokers' fees incurred by Lessor in connection with reletting the whole or any part of the Premises; (ii) the costs of removing and storing Lessee's or other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new Lessee or Lessees; and (iv) all reasonable expenses incurred by Lessor in enforcing or defending Lessor's rights and/or remedies. If either party hereto institute any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

     E. In the event Lessee fails to make any payment due hereunder when payment is due, to help defray the additional cost to Lessor for processing such late payments, Lessee shall pay to Lessor on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Lessor's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Lessor's remedies in any manner.

     F. Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Lessor, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee. Lessee and Lessor further agree that forbearance by Lessor to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Lessor's right to enforce one or more of its rights in connection with any subsequent default.

     G. In the event of termination and/or repossession of the Premises for an event of default, Lessor shall use reasonable efforts to relet the Premises and to collect rental after reletting; provided, that, Lessee shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Lessor may relet the whole or any portion of the Premises for any period, to any Lessee and for any use and purpose.

     H. If Lessor fails to perform any of its obligations hereunder within thirty (30) days after written notice from Lessee specifying such failure, Lessee's exclusive remedy shall be an action for damages and/or possess. Unless and until Lessor fails to so cure any default after such notice, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Lessor only during the period of its possession of the Premises and not thereafter. The term "Lessor" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Lessor thereafter accruing, but such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Lessor shall not have any personal liability hereunder. In the event of any breach or default by Lessor in any term or provision of this Lease, Lessee agrees to look solely to the equity or interest then owned by Lessor in the Premises or of the building of which the Premises are a part; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any party Lessor.

     I. If Lessor repossesses the Premises pursuant to the authority herein granted, then Lessor shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Lessee at all times prior to any foreclosure thereon by Lessor or repossession thereof by any Lessor thereof or third party having a lien thereon. Lessor also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Lessor a copy of any instrument represented by Claimant to have been executed by Lessee (or any predecessor of Lessee) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Lessor to inquire into the authenticity or legality of said instrument. The rights of Lessor herein stated shall be in addition to any and all other rights that Lessor has or may hereafter have at law or in equity; and Lessee stipulates and agrees that the rights herein granted Lessor are commercially reasonable.

     J. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502 (b) (7) of the Bankruptcy Code, 11 U.S.C. (s) 502 (b) (7).

     K. This is a contract under which applicable law excuses Lessor from accepting performance from (or rendering performance to) any person or entity other than Lessee within the meaning of Sections 365 (c) and 365 (e) (2) of the Bankruptcy Code, 11 U.S.C. (s) 365 (c) and 365 (e) (2).

     20. MORTGAGES. Lessee accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the building of which the Premises are a part, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Lessee's interest in this Lease superior to any such instrument, then by notice to Lessee from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Lessee, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage.

     21. MECHANIC'S LIENS. Lessee has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Lessor or Lessee in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Lessee, including those who may furnish materials or perform labor for any construction or repairs. Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Lessor in the Premises or under the terms of this Lease. Lessee agrees to give Lessor immediate written notice of the placing of any lien or encumbrance against the Premises.

     22. MISCELLANEOUS.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     B. In the event the Premises constitute a portion of a multiple occupancy building, Lessee's "proportionate share", as used in this Lease, shall mean a fraction, the numerator of which is the space contained in the Premises and the denominator of which is the entire space contained in the building.

     C. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply to, inure to the benefit of and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

     D. Lessor shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, acts of God or labor disputes.

     E. Lessee agrees, from time to time, within ten (10) days after request of Lessor, to deliver to Lessor, or Lessor's designee, a Certificate of Occupancy and an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Lessor. It is understood and agreed that Lessee's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Lessor's execution of this Lease.

     F. This Lease constitutes the entire understanding and agreement of the Lessor and Lessee with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Lessor and Lessee with respect thereto. Lessor and Lessee each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Lessor or Lessee, or anyone acting on behalf of Lessor or Lessee, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Lessee vacating the Premises, Lessee shall pay to Lessor any amount reasonably estimated by Lessor as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excluded. Lessee shall also, prior to vacating the Premises, pay to Lessor the amount, as estimated by Lessor, of Lessee's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Lessor for payment of such obligations of Lessee hereunder, with Lessee being liable for any additional costs therefor upon demand by Lessor, or with any excess to be returned to Lessee after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Lessor shall be credited against the amount due from Lessee under this Paragraph 22G.

     H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     I. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     J. Lessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than as may be referenced in a separate written agreement executed by Lessee, and Lessee agrees to indemnify and hold Lessor harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to this leasing transaction.

     K. If and when included within the term "Lessor", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Lessor. If and when included within the term "Lessee", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Lessee. All parties included within the terms "Lessor" and "Lessee", respectively shall be bound by notices given in accordance with the provisions of Paragraph 24 hereof to the same effect as if each had received such notice.

     23. ADDITIONAL PROVISIONS. See Exhibit attached hereto and incorporated by reference herein.

     24. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of any notice or the making of any payment by Jessor to Lessee or with reference to the sending, mailing or delivering of any notice or the making of any payment by Lessee to Lessor shall be deemed to be complied with when and if the following steps are taken:

         (a) All rent and other payments required to be made by Lessee to Lessor hereunder shall be payable to Lessor at the address for Lessor set forth below or at such other address as Lessor may specify from time to time by written notice delivered in accordance herewith. Lessee's obligation to pay rent and any other amounts to Lessor under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Lessor. In addition to base rental due hereunder, all sums of money and all payments due Lessor hereunder shall be deemed to be additional rental owed to Lessor.

         (b) All payments required to be made by Lessor to Lessee hereunder shall be payable to Lessee at the address set forth below, or at such other address within the continental United States as Lessee may specify from time to time by written notice delivered in accordance herewith.

         (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

     25. LESSOR'S LIEN. In addition to any statutory lien for rent in Lessor's favor, Lessor shall have and Lessee hereby grants to Lessor a continuing security interest for all rentals and other sums of money become due hereunder from Lessee, upon all goods, wares, equipment, fixtures, furniture, inventory, and other personal property of Lessee situated on the Premises subject to this Lease, and such property shall not be removed therefrom without the consent of Lessor until all arrearages in rent as well as any and all other sums of money then due to Lessor hereunder shall first have been paid and discharged. Upon a default hereunder by Lessee in addition to all other rights and remedies, Lessor shall have all rights and remedies under the Uniform Commercial Code, including without limitation, the right to sell the property described in this Paragraph at public or private sale upon five (5) days notice by Lessor. Lessee hereby agrees to execute such other instruments, necessary or desirable under applicable law to perfect the security interest hereby created.

     EXECUTED BY LESSOR, this 7 day of Nov, 1988.

                                    CENTRAL EAST DALLAS DEVELOPMENT
Witness                             LIMITED PARTNERSHIP (BY: CROW CENTRAL DALLAS
                                   ---------------------------------------
[SIGNATURE NOT LEGIBLE]                                          #1, INC.)
- --------------------------------   By  /s/ J. Marc Myers
                                     -------------------------------------
                                           J. Marc Myers

Title: ________________________    Title:  President
                                   ---------------------------------------

                                   ADDRESS:
                                     CENTRAL EAST DALLAS DEVELOPMENT
                                   ---------------------------------------
                                     LIMITED PARTNERSHIP
                                     1499 Regal Row, Suite 302
                                   ---------------------------------------
                                     Dallas, Texas 75247
                                   ---------------------------------------
                                   _______________________________________


     EXECUTED BY LESSEE, this 3 day of Nov., 1988.

                                     STATIONERS DISTRIBUTING COMPANY, INC.
Attest/Witness                     ---------------------------------------


   /s/ John Bryant                 By [SIGNATURE NOT LEGIBLE]
- -------------------------------       ------------------------------------

Title: Admin. Asst.                Title: ________________________________
      -------------------------
                                   ADDRESS:

                                     STATIONERS DISTRIBUTING COMPANY, INC.
                                   ---------------------------------------
                                   _______________________________________
                                   _______________________________________
                                   _______________________________________

                                RIDER ONE
                                ---------


     26. The monthly base rental referred to in Paragraph 2.A. shall be as follows for the primary term of this Lease Agreement:

                Months  1 - 12          $13,711.69
                Months 13 - 24          $14,203.15
                Months 25 - 36          $14,694.60
                Months 37 - 48          $15,186.06
                Months 49 - 60          $15,726.66
                Months 61 - 120         $17,004.46.

     27. This lease is subject to satisfactory purchase and financing of the land for the building and satisfactory financing of the building improvements by January 31, 1989. If Lessor is unable to satisfactorily purchase and finance the land and finance the improvements by January 31, 1989, this lease will be terminated and of no further force and effect and neither the Lessor or Lessee will have any liability to the other party.

     28. Provided that Lessee is not in default of the terms of this Lease Agreement, it is hereby agreed and understood that in the event Lessee requires additional warehouse space in Dallas County and Lessor and Lessee executed a new Lease Agreement for a minimum of 200,000 square feet, this Lease shall be cancelled as of the commencement date of the new Lease covering the larger space. It is understood that upon the commencement date of the new Lease, Lessee shall deliver the herein demised premises to the Lessor in the condition required by this Lease Agreement. Upon such cancellation, Lessor and Lessee shall be released from any further obligations or liabilities accrued under this Lease prior to the commencement date of such new Lease.

     RIDER 1, PARAGRAPH 29. HAZARDOUS WASTE. The term "Hazardous Substances, "as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the premises will be used as a landfill or a dump; (iv) Lessee will not install any underground tanks of any type; (v) Lessee will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative shall have the right but not the obligation to enter the premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Lessee shall immediately take such corrective action as requested by Lessor. Should Lessee fail to take such corrective action within 24 hours, Lessor shall have the right to perform such work and Lessee shall promptly reimburse Lessor for any and all costs associated with said work. If at any time during or after the term of the lease, the premises is found to be so contaminated or subject to said conditions, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost, and Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Lessee. The foregoing indemnification and the responsibilities of Lessee shall survive the termination or expiration of this Lease.

Permitted Materials (if none, enter "None"):

     30. The existing leases between Stationers Distributing Company, Inc. and Crow-Jack No. II for the 37,519 square foot facility on LaReunion Parkway and Dalware II Associates for the 7,631 square foot facility shall terminate fifteen
(15) days after Lessee's receipt of notice of substantial completion. If Lessee is unable to vacate these two (2) premises within such fifteen-day period, Lessee may retain possession for an additional thirty-day period with the rent abated.

     31. All signs presently existing are deemed to be approved and additional signage of a like or similar nature is approved by Landlord for the side of the building facing Irving Blvd.

     32. Lessor shall, however, be required to give Lessee notice of Lessor's intent to rebuild or repair within ten (10) days of the damaging event or Lessee shall have the right to terminate the lease. If Lessor elects to repair or rebuild Lessor shall provide comparable temporary space to Lessee during such periods all at Lessor's expense.

                                  EXHIBIT "A"


                               LEGAL DESCRIPTION
                               -----------------


Being 99,289 square feet located in Building II of the Mockingbird Distribution Center and as shown in Exhibit A-1 attached hereto and more particularly described as follows:

Description of an 8.939 acre tract of land in City of Dallas Block No. 7698 and in the James McLaughlin Survey, Abstract No. 845, Dallas County, Texas; said
8.939 acre tract of land being a part of that certain lot, tract, or parcel of land conveyed to Irving Boulevard Industrial Acres, Inc., by deed recorded in Volume 3561, Page 128, Deed Records, Dallas County, Texas; said 8.939 acre tract being more particularly described as follows:

BEGINNING, at the most easterly northeast corner of the herein described tract;
- ---------
said beginning point being in the west line of Mockingbird Lane (formerly known as Westmoreland Road), a distance of 740.69 feet from the intersection of said Mockingbird Lane west line and the south line of Halifax Street (60-foot width);

THENCE, S 00 degrees 05'30" W, with said Mockingbird Lane west line, a distance
- ------
of 302.50 feet to a point for corner in the north line of a 4.220 acre tract of land conveyed to Bradley Wayne by deed filed on December 31, 1968, Deed Records, Dallas County, Texas;

THENCE, N 89 degrees 31'00" W, with said Wayne tract north line, and said line
- ------
extended, at 624.36 feet pass the northwest corner of said Wayne tract, in all a distance of 710.36 feet to a point for corner;

THENCE, N 00 degrees 05'30" E, a distance of 51.16 feet to a point for corner;
- ------

THENCE, N 89 degrees 31'00" W, a distance of 200.00 feet to a point for corner
- ------
in the east line of property owned by United States Cold Storage Corporation;

THENCE, with said line of said United States Cold Storage Corporation property,
- ------
the following courses and distance to-wit;

             N 00 degrees 05'30" E, a distance of 129.45 feet to a point for corner;

     Thence, N 89 degrees 54'30" W, a distance of 1.00 feet to a point for
     ------
             corner

     Thence, N 00 degrees 05'30" E, a distance of 466.68 feet to a point for
     ------
corner; said point being in the south line of property owned by the Chicago, Rock Island, and Pacific Railroad;

THENCE, S 89 degrees 31'00" E, with said Railroad tract south line and the south
- ------
line of property owned by Pangean Corporation, a distance of 360.00 feet to a point for corner;

THENCE, S 00 degrees 05'30" W, a distance of 344.78 feet to a point for corner;
- ------

THENCE, S 89 degrees 31'00" E, a distance of 551,36 feet to the PLACE OF
- ------
BEGINNING;

CONTAINING; 389,388.741 square feet, or 8.939 acres of land.
- ----------

                                EXHIBIT A-1




                      [PLAN OF LOTS 1 AND 2 APPEARS HERE]